-------------------------------------------------------------------------------
                                  ANNUAL REPORT
-------------------------------------------------------------------------------
                                 March 31, 2000
-------------------------------------------------------------------------------


                                   Value Line
                                      U.S.
                                  Multinational
                                     Company
                                   Fund, Inc.




--------------------------------------------------------------------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Multinational Company Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

We are pleased to present positive results for the U.S. Multinational Company Fund's fiscal year, which ended on March 31, 2000. For the full fiscal year, we posted a return of over 30%, beating the benchmark unmanaged Standard & Poor's 500 Index by more than twelve percentage points. A good portion of that outperformance was realized in the second half of the fiscal year, when the U.S. Multinational Company Fund beat its benchmark by over eight percentage points. The actual returns are as follows:
                                               U.S.            S&P
                                           Multinational       500
                                            -----------      ------
Six months ended 3/31/2000...............      25.79%         17.51%
Year ended 3/31/2000.....................      30.44          17.94

This positive performance reflects stronger economic growth across the world, as well as a constructive backdrop for the large-cap domestic equity market, which defines most of the holdings in the U.S. Multinational Company Fund.

The global economic backdrop deserves some commentary. After a few years of turmoil, economies around the world--including the Pacific rim, Latin America, and Europe--all are doing well. So well, in fact, that some observers are concerned that economic growth abroad could be driving business conditions in the U.S. to a level that is unsustainably high-pitched. The recent run-up in the price of crude oil, for example, is as much a function of growing demand in third-world jurisdictions as a result of OPEC production restraint. And part of the growth in U.S. Gross Domestic Product over the past few quarters has been fueled by higher export volume.

Still, the trends identified above are short-run imbalances, and global growth over the longer term will undoubtedly be anchored in the developing world. For that reason, we think that solid investments in U.S. companies able to leverage that foreign growth through multinational operations--the focus of the Value Line U.S. Multinational Company Fund's holdings--should provide a dynamic vehicle for capital appreciation in many investors' portfolios.

We thank you for your continued confidence in the Value Line mutual fund family, and we wish you the best for investment success in the future.

                            Sincerely,


                            /s/Jean Bernhard Buttner
                            Jean Bernhard Buttner
                            Chairman and President
April 15, 2000
--------------------------------------------------------------------------------
2

                                Value  Line U.S. Multnational Company Fund, Inc

U.S. MULTINATIONAL COMPANY FUND SHAREHOLDERS
================================================================================
Economic Observations

The American economy continues to perform well as we proceed through the second quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, continued healthy gains in personal income, and high levels of employment. Overall, we estimate that GDP growth will approach 4% in the second quarter and average that level, or slightly better, for the year as a whole. That would make 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, an increase in cost pressures could still evolve over the next several quarters, particularly if the expected late-2000 moderation in GDP growth does not evolve. The Federal Reserve, taking note of this potential for higher prices, is likely to chart a fairly restrictive monetary course in the months ahead. As such, we now expect the lead bank to vote two additional modest interest rate increases over the course of the current year.


                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
             INVESTMENT IN THE VALUE LINE U.S. MULTINATIONAL COMPANY
                        FUND, INC. AND THE S&P 500 INDEX


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Value Line U.S.
                         Multnational Company Fund, Inc.           S & P 500
                         ------------------------------          ------------

11/95                               10,000                          10,000
12/95                             9,890.29                       10,323.46
 3/96                            10,593.15                        10,876.9
 6/96                            11,436.59                       11,363.88
 9/96                            12,500.92                       11,712.44
12/96                            13,106.49                       12,687.53
 3/97                            12,537.53                       13,029.92
 6/97                            14,711.78                       15,299.73
 9/97                            16,428.83                          16,444
12/97                            15,592.87                       16,914.44
 3/98                            17,448.14                       19,268.86
 6/98                            17,877.11                       19,903.21
 9/98                            15,464.18                       17,927.17
12/98                            19,592.97                       21,738.56
 3/99                            21,180.14                       22,819.98
 6/99                                21866                           24287
 9/99                                21963                           22773
12/99                                26622                           26157
 3/00                                27627                           26752

                    From November 17, 1995+ to March 31, 2000

The Standard & Poor's 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.



Performance Data:*
                                                          Average
                                                          Annual
                                                           Total
                                                          Return
                                                           -----
1 year ended March 31, 2000.........................      30.44%
3 years ended March 31, 2000........................      30.13%
From November 17, 1995+ to
  March 31, 2000....................................      26.11%

+  Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.


Schedule of Investments
================================================================================
Shares                   Value
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)

             ADVERTISING (1.9%)
     9,200   Omnicom Group, Inc.....................       $ 859,625

             ALUMINUM (1.2%)
     7,500   Alcoa, Inc.............................         526,875

             BANK (2.9%)
     4,300   Chase Manhattan Corp...................         374,906
     9,900   State Street Corporation...............         959,063
                                                          ----------
                                                           1,333,969

             COMPUTER &
               PERIPHERALS (14.6%)
    28,000   Cisco Systems, Inc.*...................       2,164,750
    30,000   Dell Computer Corp.*...................       1,618,125
    15,000   EMC Corp.*.............................       1,875,000
     8,000   International Business
                Machines Corp.......................         944,000
                                                          ----------
                                                           6,601,875

             COMPUTER SOFTWARE
               & SERVICES (7.3%)
     5,000   Adobe Systems, Inc.....................         556,562
    15,750   Computer Associates
                International, Inc..................         932,203
    15,000   Fiserv, Inc.*..........................         557,813
    12,000   Microsoft Corp.*.......................       1,275,000
                                                          ----------
                                                           3,321,578

             DIVERSIFIED
               COMPANIES (2.5%)
    12,200   Honeywell International, Inc...........         642,787
    10,000   Tyco International Ltd.................         498,750
                                                          ----------
                                                           1,141,537

             DRUG (6.6%)
    16,000   Amgen Inc.*............................       $ 982,000
     6,800   Biogen, Inc.*..........................         475,150
     6,000   Merck & Co., Inc.......................         372,750
    18,000   Pfizer, Inc............................         658,125
    14,000   Schering-Plough Corp...................         514,500
                                                          ----------
                                                           3,002,525

             ELECTRIC UTILITY--
               CENTRAL (1.6%)
     9,000   AES Corp.*.............................         708,750

             ELECTRICAL
               EQUIPMENT (1.9%)
     5,500   General Electric Co....................         853,531

             ENTERTAINMENT (3.2%)
     6,000   Clear Channel
                Communications, Inc.*...............         414,375
     6,000   Time Warner, Inc.......................         600,000
     8,200   Viacom, Inc. Class "A"*................         438,187
                                                          ----------
                                                           1,452,562

             FINANCIAL SERVICES--
               DIVERSIFIED (4.8%)
     6,000   American Express Co....................         893,625
     6,750   American International
                Group, Inc..........................         739,125
     9,375   Citigroup Inc..........................         556,055
                                                          ----------
                                                           2,188,805

             INTERNET (3.0%)
    20,000   America Online, Inc.*..................       1,345,000

             MEDICAL SUPPLIES (6.6%)
    18,000   Guidant Corp.*.........................       1,058,625
    12,792   Johnson & Johnson......................         896,240
    20,000   Medtronic, Inc.........................       1,028,750
                                                          ----------
                                                           2,983,615


-------------------------------------------------------------------------------
4

                               Value Line U.S. Multinational Company Fund, Inc.

                                                                 March 31, 2000
================================================================================


Shares                                                       Value
--------------------------------------------------------------------------------

             OFFICE EQUIPMENT &
               SUPPLIES (0.7%)
    17,000   Staples, Inc.*.........................       $ 340,000

             PAPER & FOREST
               PRODUCTS (0.8%)
     8,700   International Paper Co.................         371,925

             PETROLEUM--
               PRODUCING (1.2%)
    10,500   Apache Corp............................         522,375

             RECREATION (2.6%)
     9,500   Electronic Arts Inc.*..................         676,281
     6,500   Harley-Davidson, Inc...................         515,938
                                                          ----------
                                                           1,192,219

             RETAIL--SPECIAL
               LINES (4.9%)
    10,800   Gap, Inc. (The)........................         537,975
    20,000   Tiffany & Co...........................       1,672,500
                                                          ----------
                                                           2,210,475

             RETAIL STORE (2.9%)
     9,000   Costco Wholesale Corp.*................         473,062
    14,800   Wal-Mart Stores, Inc...................         821,400
                                                          ----------
                                                           1,294,462

             SEMICONDUCTOR (8.0%)
    15,000   Intel Corp.............................       1,979,063
     8,000   PMC-Sierra, Inc.*......................       1,629,500
                                                          ----------
                                                           3,608,563

             SEMICONDUCTOR
               CAPITAL
               EQUIPMENT (2.8%)
     5,000   Altera Corp.*..........................         446,250
     8,600   Applied Materials Inc.*................         810,550
                                                          ----------
                                                           1,256,800

             STEEL (0.4%)
     4,000   Nucor Corp.............................         200,000


Shares or
Principal
Amount                                                      Value
--------------------------------------------------------------------------------

             TELECOMMUNICATIONS
               EQUIPMENT (9.3%)
    20,000   ADC Telecommunications,
                Inc.*...............................     $ 1,077,500
    23,600   Loral Space &
                Communications Ltd.*................         240,425
     7,400   Lucent Technologies Inc................         449,550
    11,200   QUALCOMM Inc.*.........................       1,672,300
    12,800   Tellabs, Inc.*.........................         806,200
                                                         -----------
                                                           4,245,975

             TELECOMMUNICATION
               SERVICES (2.1%)
    21,600   MCI WorldCom, Inc.*....................         978,750
                                                         -----------

             TOTAL COMMON STOCKS
               & TOTAL INVESTMENT
               SECURITIES (93.8%)
               (Cost $17,863,381) ..................      42,541,791
                                                         -----------


REPURCHASE AGREEMENT (5.9%)
(including accrued interest)
    $2,700,000   Collateralized by $2,060,000
                    U.S. Treasury Bonds 9%,
                    due 11/15/18, with a value
                    of $2,753,573 (with
                    Warburg Dillon Read LLC
                    6.25%, dated 3/31/00,
                    due 4/3/00, delivery
                    value $2,701,406) ..............       2,700,469

CASH AND OTHER ASSETS IN
    EXCESS OF LIABLITIES (0.3%) ....................         128,112
                                                         -----------

NET ASSETS (100%) ..................................     $45,370,372
                                                         -----------

NET ASSET VALUE, OFFERING
    AND REDEMPTION PRICE,
    PER OUTSTANDING SHARE
    ($45,370,372 / 1,794,867) ......................     $     25.28
                                                         ===========

*    Non-income producing


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.


Statement of Assets and Liabilities
at March 31, 2000
================================================================================

Assets:
Investment securities, at value
  (Cost--$17,863,381) ...........................     $42,541,791
Repurchase agreement
  (Cost--$2,700,469) ............................       2,700,469
Cash ...........................................           96,943
Receivable for capital shares sold .............          325,114
Dividends receivable ...........................           10,862
Deferred organization costs (note 2) ...........            6,536
                                                      -----------
    Total Assets ...............................       45,681,715
                                                      -----------
Liabilities:
Payable for securities purchased ...............          227,788
Payable for capital shares
  repurchased ..................................           10,000
Accrued expenses:
  Advisory fee payable .........................           27,951
  Service and distribution plan
    fees payable ...............................            9,322
  Other ........................................           36,282
                                                      -----------
    Total Liabilities ..........................          311,343
                                                       ----------
Net Assets .....................................      $45,370,372
                                                      ===========
Net Assets consist of:
Capital stock, at $.01 par value
  (authorized 50,000,000,
  outstanding 1,794,867 shares) ................      $    17,949
Additional paid-in capital .....................       20,229,764
Undistributed net realized gain
  on investments ...............................          444,249
Net unrealized appreciation
  of investments ...............................       24,678,410
                                                      -----------
Net Assets .....................................      $45,370,372
                                                      ===========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share
  ($45,370,372 / 1,794.867
  shares outstanding) ..........................      $     25.28
                                                      ===========


Statement of Operations
for the year ended March 31, 2000
================================================================================

Investment Income:
Interest .......................................     $   162,890
Dividend .......................................         136,877
                                                     -----------
    Total Income ...............................         299,767
                                                     -----------
Expenses:
Advisory fee ...................................         284,542
Service and distribution plan fee ..............          94,847
Auditing and legal fees ........................          40,128
Accounting and bookkeeping fees ................          32,400
Custodian fees .................................          29,450
Directors' fees and expenses ...................          22,992
Registration and filing fees ...................          22,649
Printing .......................................          11,590
Amortization of deferred organization
  costs (note 2) ...............................          10,428
Insurance, dues and other ......................           8,367
Transfer agent .................................           5,913
                                                     -----------
    Total Expenses before
      custody credits ..........................         563,306
    Less: custody credits ......................          (2,385)
                                                     -----------
    Net Expenses ...............................         560,921
                                                     -----------
Net Investment Loss ............................        (261,154)
                                                     -----------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ..........................         446,945
    Change in Net Unrealized
      Appreciation .............................      10,285,136
                                                     -----------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...............................      10,732,081
                                                     -----------
Net Increase in Net Assets from
  Operations ...................................     $10,470,927
                                                     ===========


See Notes to Financial Statements.
--------------------------------------------------------------------------------
6

                               Value Line U.S. Multinational Company Fund, Inc.


Statement of Changes in Net Assets
for the years ended March 31, 2000 and 1999
===============================================================================

                                                                     Year Ended               Year Ended
                                                                      March 31,                March 31,
                                                                        2000                     1999
                                                                     -----------------------------------
Operations:
  Net investment loss ............................................   $  (261,154)            $  (222,745)
  Net realized gain on investments ...............................       446,945                 747,158
  Change in net unrealized appreciation ..........................    10,285,136               5,358,747
                                                                     -----------------------------------
  Net increase in net assets from operations......................    10,470,927               5,883,160
                                                                     -----------------------------------

Distributions to Shareholders:
  Net realized gain from investment transactions .................      (749,854)                    --
                                                                     -----------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ...................................     7,846,551               1,820,458
  Proceeds from reinvestment of distributions to shareholders ....       748,821                     --
  Cost of shares repurchased .....................................    (7,049,157)             (3,275,754)
                                                                     -----------------------------------
  Net increase (decrease) from capital share transactions ........     1,546,215              (1,455,296)
                                                                     -----------------------------------

Total Increase in Net Assets .....................................    11,267,288               4,427,864

Net Assets:
  Beginning of year ..............................................    34,103,084              29,675,220
                                                                     -----------------------------------
  End of year ....................................................   $45,370,372             $34,103,084
                                                                     ===================================





See Notes to Financial Statements.
--------------------------------------------------------------------------------
7

Value Line U.S. Multinational Company, Inc.


Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Value Line U.S.  Multinational  Company
Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid price. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment loss, net realized gain, and net assets are not affected. In the current year the net investment loss of $261,154 was reclassified within the composition of net assets to additional paid-in capital.


--------------------------------------------------------------------------------
8

                               Value Line U.S. Multinational Company Fund, Inc.

                                                                 March 31, 2000
===============================================================================

2.   Organization Costs

Costs of $52,030 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized on a straight-line basis over 60 months, beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.   Capital Share Transactions

Transactions in capital stock were as follows:

                                           Year Ended     Year Ended
                                            March 31,      March 31,
                                              2000           1999
                                             ------------------------
Shares sold ............................      337,841        106,930
Shares issued in reinvestment of
  dividends and distributions ..........       33,192             --
                                             ------------------------
                                              371,033        106,930
Shares repurchased .....................      302,612        204,594
                                             ------------------------
Net increase (decrease) ................       68,421        (97,664)
                                             ========================

4.   Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
                                                      Year Ended
                                                    March 31, 2000
                                                    --------------
PURCHASES:
  Investment Securities ..........................   $14,033,942
                                                     ===========
SALES:
  Investment Securities ..........................   $12,709,200
                                                     ===========

At March 31, 2000, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $20,717,143. The aggregate appreciation and depreciation of investments based on a comparison of investment values and their costs for federal income tax purposes was $24,843,501 and $318,384 respectively, resulting in a net appreciation of $24,525,117.

5.   Advisory Fees,  Service and Distribution  Plan Fees and  Transactions  With
     Affiliates:

An advisory fee of $284,542 was paid or payable to Value Line, Inc. the Fund's investment adviser (the "Adviser") for the year ended March 31, 2000. The fee is computed at the annual rate of .75 of 1% of the daily net assets during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders, at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $94,847 were paid or payable to the Distributor under this Plan for the year ended March 31, 2000.

For the year ended March 31, 2000, the Fund's expenses were reduced by $2,385 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor, are also officers and a director of the Fund. During the year ended March 31, 2000, the Fund paid brokerage commissions totaling $14,425 to the Distributor, which clears its transactions through unaffiliated brokers.

At March 31, 2000, the Adviser, and/or affiliated companies, and the Value Line, Inc. Profit Sharing and Savings Plan, owned 1,458,311 shares of the Fund's capital stock, representing 81.2% of the outstanding shares. In addition, certain officers and directors of the Fund owned 121,422 shares of capital stock, representing 6.8% of the outstanding shares.


-------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.


Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                      November 17, 1995
                                                             Years Ended March 31,                    (Commencement of
                                            ------------------------------------------------           Operations) to
                                              2000          1999          1998          1997           March 31, 1996
                                            ---------------------------------------------------------------------------

Net asset value, beginning of period ....   $  19.75      $  16.27      $  12.34      $  10.55           $  10.00
                                            ---------------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment (loss) income ..........       (.15)         (.13)         (.08)          .12(1)             .07(1)
  Net gains or losses on securities (both
    realized and unrealized) ............       6.11          3.61          4.80          1.82                .52
                                            ---------------------------------------------------------------------------
  Total from investment operations ......       5.96          3.48          4.72          1.94                .59
                                            ---------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income ..         --            --            --          (.14)              (.04)
  Distributions from realized gains .....       (.43)           --          (.79)         (.01)                --
                                            ---------------------------------------------------------------------------
  Total distributions ...................       (.43)           --          (.79)         (.15)              (.04)
                                            ---------------------------------------------------------------------------
Net asset value, end of period ..........   $  25.28      $  19.75      $  16.27      $  12.34           $  10.55
                                            ===========================================================================
Total return ............................      30.44%        21.39%        39.17%        18.36%              5.93%+
                                            ===========================================================================

Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $ 45,370      $ 34,103      $ 29,675      $ 18,081           $ 12,448
Ratio of operating expenses to average
  net assets ............................       1.49%(5)      1.58%(4)      1.69%(4)      1.97%(2)(3)        2.45%*(2)(3)
Ratio of net investment (loss) income to
  average net assets ....................      (0.69)%       (0.76)%       (0.60)%       (0.64)%(2)(3)      (0.32)%*(2)(3)
Portfolio turnover rate .................         37%           36%           49%           56%                17%+

(1) Net of custody fee credits, expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund for the periods ended March 31, 1997 and 1996, net investment loss per share would have been $(.07) and $(.001), respectively.

(2) Due to the reimbursement of expenses and waiver of fees by the Adviser, data are not indicative of future periods.

(3) Before custody fee credits, expense reimbursement and fees waived by the Adviser. After expense reimbursement and fees waived for the periods ended March 31, 1997 and 1996, ratio of expenses to average net assets was 0.40% and 0%* respectively; and ratio of net investment income to average net assets was 0.93% and 2.13%* respectively.

(4)  Before offset of custody credits.

(5) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been 1.48%.

*    Annualized

+    Not annualized.



See Notes to Financial Statements.
-------------------------------------------------------------------------------
10

                               Value Line U.S. Multinational Company Fund, Inc.


Report of Independent Accountants
===============================================================================

To the Shareholders and Board of Directors of Value Line U.S. Multinational Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Multinational Company Fund, Inc. (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 17, 1995 (commencement of operations) through March 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
May 1, 2000

  ------------------------------------------------------------------------------
    Federal Tax Notice (unaudited)

     The amount of long term capital gain paid by the Fund for the fiscal year ended March 31, 2000 was $749,85 4.
   -----------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                                                             11

Value Line U.S. Multinational Company Fund, Inc.


                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

INVESTMENT ADVISER            Value Line, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

DISTRIBUTOR                   Value Line Securities, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

CUSTODIAN BANK                State Street Bank and Trust Co.
                              225 Franklin Street
                              Boston, MA 02110

SHAREHOLDER                   State Street Bank and Trust Co.
SERVICING AGENT               c/o NFDS
                              P.O. Box 219729
                              Kansas City, MO 64121-9729

INDEPENDENT                   PricewaterhouseCoopers LLP
ACCOUNTANTS                   1177 Avenue of the Americas
                              New York, NY 10036

LEGAL COUNSEL                 Peter D. Lowenstein, Esq.
                              Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

DIRECTORS                     Jean Bernhard Buttner
                              Francis C. Oakley
                              Marion N. Ruth
                              Frances T. Newton

OFFICERS                      Jean Bernhard Buttner
                              Chairman and President
                              Alan N. Hoffman
                              Vice President
                              Philip J. Orlando
                              Vice President
                              David T. Henigson
                              Vice President and
                              Secretary/Treasurer
                              Jack M. Houston
                              Assistant Secretary/Treasurer
                              Stephen La Rosa
                              Assistant Secretary/Treasurer

International investments entail special risk considerations including currency, liquidity, economic and political risks.
This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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